Exhibit 99.1

Press Release

Clean Harbors Announces Second Quarter 2004 Financial Results

Company Exceeds Revenue and EBITDA Guidance;

EBITDA Nearly Doubles to $19.4 Million and Operating Income Increases to $9.4 Million

Braintree, MA – July 28, 2004 – Clean Harbors, Inc. (“Clean Harbors”) (NASDAQ: CLHB), the leading provider of environmental and hazardous waste management services throughout North America, today announced financial results for the second quarter ended June 30, 2004.

Clean Harbors reported second-quarter 2004 revenues of $161.6 million, compared with $172.0 million in the second quarter of 2003. Second-quarter 2003 included one-time revenues of $19.2 million associated with the clean-up of a major oil spill on Cape Cod, Massachusetts. Income from operations in the second quarter of 2004 totaled $9.4 million compared with $0.3 million in the second quarter of 2003. The Company generated a second-quarter 2004 net loss of $(12.1) million, or $(1.63) per share, compared with a net loss of $(6.8) million, or $(0.57) per share a year ago. The net loss in the second quarter of 2004 includes a non-recurring charge of $6.9 million associated with the embedded derivative on the Company’s Series C preferred stock, $7.1 million of net direct refinancing expenses and $1.1 million in other one-time costs associated with the refinancing of the Company’s capital structure on June 30, 2004.

Revenues for the six months ended June 30, 2004, were $304.4 million, compared with $314.3 million for the comparable period a year ago. Net loss for the first six months of 2004 was $(9.3) million, or $(1.49) per share, compared with a net loss of $(14.0) million, or $(1.17) per share, for the same period a year earlier.

In conjunction with the debt refinancing on June 30, 2004, the Company used a portion of the proceeds from the offering to redeem all outstanding shares of the Series C preferred stock. Beginning with the third quarter of 2004, Clean Harbors will no longer record a non-cash adjustment to the Company’s quarterly financial results based on the embedded derivative.

EBITDA nearly doubled to $19.4 million in the second quarter of 2004, compared with $9.8 million in the same period a year earlier. (Note: See disclosures regarding non-GAAP financial results below).

Financial Review

“Clean Harbors surpassed second-quarter revenue and EBITDA guidance through a combination of targeted growth initiatives and continued focus on reducing costs,” said Alan S. McKim, chairman and chief executive officer. “The quarter was characterized by strong seasonal demand for our broad range of environmental services, and we benefited from both an improving economy and solid execution on our business development plans. By concentrating our sales and marketing efforts on increasing the number and size of large facilities projects, we were able to drive additional volumes to our landfills. Also, by targeting specific vertical markets where we have identified promising growth opportunities, we won a number of new customers and gained market share in the quarter.”

ENVIRONMENTAL SERVICES, INC.

1501 Washington Street • PO Box 859048 • Braintree, Massachusetts 02185-9048 • 800.282.0058 • www.cleanharbors.com

Press Release

Clean Harbors Announces Second Quarter 2004 Financial Results

“During the second quarter, we completed one of our 2004 goals by refinancing the Company’s debt structure,” said McKim. “This new structure is made up of three components: $150 million in secured notes, a $30 million undrawn revolving credit facility and a $90 million synthetic letter of credit facility. The refinancing strengthens Clean Harbors’ balance sheet with approximately $20 million of cash, providing us with the liquidity and flexibility to focus on long-term financial and strategic objectives. We expect to leverage the benefits of this transaction as a catalyst for additional revenue growth and an improved bottom-line performance.”

“As evidenced by our strong growth in EBITDA and operating income during the quarter, we continue to recognize benefits from the comprehensive cost-cutting and operational initiatives that we implemented during the past year,” said McKim. “We made progress toward our goal of internalizing more of our transportation and disposal costs. Also, we continued to closely manage our environmental and capital expenditures, limiting spending on these during the second quarter to $2.6 million and $6.7 million, respectively.”

Non-GAAP Second-Quarter Results

The Company reported EBITDA for the second quarter of 2004 of $19.4 million compared with EBITDA of $9.8 million in the second quarter of 2003.

Clean Harbors reports EBITDA results, which are non-GAAP, as a complement to results provided in accordance with accounting principles generally accepted in the United States (GAAP) and believes that such information provides an additional measurement of the Company’s performance. The Company defines EBITDA in accordance with its outstanding loan agreements, as described in the following reconciliation showing the differences between reported income (loss) and EBITDA for the second quarter of 2004, and the second quarter of 2003 (in thousands):

	For the three months ended:
	June 30, 2004	June 30, 2003
Net income (loss)	$(12,127)	$(6,799)
Accretion of environmental liabilities	2,619	2,783
Depreciation and amortization	6,256	6,439
Interest expense, net	5,443	5,979
Provision for income taxes	2,314	1,262
Non-recurring severance charges	—	265
(Gain) loss on sale of fixed assets	(242)	267
Loss on refinancing	7,099	—
Refinancing transaction costs	1,126	—
Change in value of embedded derivative	6,877	(429)

EBITDA	$19,365	$9,767

ENVIRONMENTAL SERVICES, INC.

1501 Washington Street • PO Box 859048 • Braintree, Massachusetts 02185-9048 • 800.282.0058 • www.cleanharbors.com

Press Release

Clean Harbors Announces Second Quarter 2004 Financial Results

Business Outlook

“We established some momentum in the second quarter including securing several sizeable contracts in our Site Services Business, and winning some larger remediation projects to feed our landfills and incinerators,” said McKim. “Going forward, we will continue executing our ongoing top- and bottom-line initiatives. For the third quarter of 2004, we are expecting 4 percent to 7 percent revenue growth over the third-quarter of 2003, and EBITDA in the range of $17.5 million to $20 million. As planned, during the third quarter, some of our incinerators will be shut down for a period of time for scheduled maintenance.”

“With the refinancing of our capital structure now complete, we have greatly improved our long-term financial stability and are evaluating whether to consider smaller bolt-on acquisitions to expand our presence in specific regions,” concluded McKim.

Conference Call Information

Clean Harbors will conduct a conference call for investors to discuss the information contained in this news release today, Wednesday, July 28, 2004 at 9:00 a.m. (ET). Investors who want to hear a webcast of the call should log onto www.cleanharbors.com and select “Investor Relations.” In addition, if you are unable to listen to the live webcast, the call will be archived on the investor section of the website.

About Clean Harbors, Inc.

Clean Harbors, Inc. is North America’s leading provider of environmental and hazardous waste management services. With an unmatched infrastructure of 48 waste management facilities, including nine landfills, five incineration locations and seven wastewater treatment centers, the Company provides essential services to more than 30,000 customers, comprising of more than 175 Fortune 500 companies, thousands of smaller private entities and numerous governmental agencies. Headquartered in Braintree, Massachusetts, Clean Harbors has more than 100 locations strategically positioned throughout North America in 36 U.S. states, six Canadian provinces, Mexico and Puerto Rico. For more information, visit www.cleanharbors.com.

ENVIRONMENTAL SERVICES, INC.

1501 Washington Street • PO Box 859048 • Braintree, Massachusetts 02185-9048 • 800.282.0058 • www.cleanharbors.com

Press Release

Clean Harbors Announces Second Quarter 2004 Financial Results

Safe Harbor Statement

Any statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve risks and uncertainties. These forward-looking statements are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans to,” “estimates,” “projects,” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements.

A variety of factors beyond the control of the Company affect the Company’s performance, including, but not limited to:

•	The effects of general economic conditions in the United States, Canada and other territories and countries where the Company does business;

•	The effect of economic forces and competition in specific marketplaces where the Company competes;

•	The possible impact of new regulations or laws pertaining to all activities of the Company’s operations;

•	The outcome of litigation or threatened litigation or regulatory actions;

•	The effect of commodity pricing on overall revenues and profitability;

•	Possible fluctuations in quarterly or annual results or adverse impacts on the Company’s results caused by the adoption of new accounting standards or interpretations or regulatory rules and regulations;

•	The effect of weather conditions or other aspects of the forces of nature on field or facility operations;

•	The effects of industry trends in the environmental services and waste handling marketplace;

•	The effects of conditions in the financial services industry on the availability of capital and financing;

•	The Company’s ability to successfully complete the integration of the CSD acquisition which became effective in September 2002 and to manage the significant environmental liabilities which it assumed in connection with that acquisition;

•	The availability and costs of liability insurance and financial assurances required by governmental entities relating to our facilities.

ENVIRONMENTAL SERVICES, INC.

1501 Washington Street • PO Box 859048 • Braintree, Massachusetts 02185-9048 • 800.282.0058 • www.cleanharbors.com

Press Release

Clean Harbors Announces Second Quarter 2004 Financial Results

Any of the above factors and numerous others not listed nor foreseen may adversely impact the Company’s financial performance. Additional information on the potential factors that could affect the Company’s actual results of operations is included in its filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K, in its entirety and specifically Item 7, for the fiscal year ended December 31, 2003, and its Form 10-Q for the quarter ended June 30, 2004, which will be filed with the SEC in August.

Contacts:

Mark Burgess Executive Vice President of Administration and Chief Financial Officer Clean Harbors, Inc. 781-849-1800 InvestorRelations@cleanharbors.com	Tim Bonang Account Executive Sharon Merrill Associates (617) 542-5300 tbonang@investorrelations.com

Financial statements follow . . .

ENVIRONMENTAL SERVICES, INC.

1501 Washington Street • PO Box 859048 • Braintree, Massachusetts 02185-9048 • 800.282.0058 • www.cleanharbors.com

Press Release

Clean Harbors Announces Second Quarter 2004 Financial Results

CLEAN HARBORS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

Unaudited

(in thousands except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Revenues	$161,631	$172,035	$304,388	$314,340
Cost of revenues	115,842	131,797	223,302	238,411
Selling, general and administrative expenses	27,550	30,736	50,998	57,800
Accretion of environmental liabilities	2,619	2,783	5,207	5,516
Depreciation and amortization	6,256	6,439	11,661	13,087
Restructuring	—	—	—	(124)

Income (loss) from operations	9,364	280	13,220	(350)
Other income (expense)	(6,635)	162	(1,104)	154
Refinancing (expenses), net	(7,099)	—	(7,099)	—
Interest expense, net	(5,443)	(5,979)	(10,801)	(11,489)

Loss before provision for income taxes and cumulative effect of change in accounting principle	(9,813)	(5,537)	(5,784)	(11,685)
Provision for income taxes	2,314	1,262	3,526	2,250

Net loss before cumulative effect of change in accounting principle	(12,127)	(6,799)	(9,310)	(13,935)
Cumulative effect of change in accounting principle, net of tax	—	—	—	66

Net loss	(12,127)	(6,799)	(9,310)	(14,001)
Dividends and accretion on preferred stock	10,761	814	11,616	1,618

Net loss attributable to common shareholders	$(22,888)	$(7,613)	$(20,926)	$(15,619)

Basic and diluted loss per share:
Loss before cumulative effect of change in accounting principle	$(1.63)	$(0.57)	$(1.49)	$(1.17)

Cumulative effect of change in accounting principle, net of tax	$—	$—	$—	$—

Loss attributable to common shareholders	$(1.63)	$(0.57)	$(1.49)	$(1.17)

Weighted average common shares outstanding	14,044	13,436	14,002	13,353

ENVIRONMENTAL SERVICES, INC.

1501 Washington Street • PO Box 859048 • Braintree, Massachusetts 02185-9048 • 800.282.0058 • www.cleanharbors.com

Press Release

Clean Harbors Announces Second Quarter 2004 Financial Results

CLEAN HARBORS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

ASSETS

(dollars in thousands)

	June 30, 2004	December 31, 2003
	(Unaudited)
Current assets:
Cash and cash equivalents	$17,389	$6,331
Restricted cash	3,913	—
Accounts receivable, net of allowance for doubtful accounts of $3,136 and $3,572, respectively	113,340	114,429
Unbilled accounts receivable	8,251	9,476
Deferred costs	5,425	5,395
Prepaid expenses	10,040	8,582
Supplies inventories	9,774	9,018
Deferred tax asset	171	178
Properties held for sale	12,285	12,690

Total current assets	180,588	166,099

Property, plant and equipment, net	170,698	166,542

Other assets:
Restricted cash	—	88,817
Deferred financing costs	9,556	6,297
Goodwill	19,032	19,032
Permits and other intangibles, net	76,728	79,811
Deferred tax asset	6,356	6,594
Other	8,083	6,967

	119,755	207,518

Total assets	$471,041	$540,159

ENVIRONMENTAL SERVICES, INC.

1501 Washington Street • PO Box 859048 • Braintree, Massachusetts 02185-9048 • 800.282.0058 • www.cleanharbors.com

Press Release

Clean Harbors Announces Second Quarter 2004 Financial Results

CLEAN HARBORS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK

AND STOCKHOLDERS’ EQUITY (DEFICIT)

(dollars in thousands)

	June 30, 2004	December 31, 2003
	(Unaudited)
Current liabilities:
Uncashed checks	$4,805	$5,983
Revolving credit facility	—	35,291
Current portion of capital lease obligations	1,459	1,207
Accounts payable	59,098	60,611
Accrued disposal costs	2,466	2,021
Deferred revenue	23,379	22,799
Other accrued expenses	34,863	32,240
Current portion of environmental liabilities	18,648	21,282
Income taxes payable	5,050	2,623

Total current liabilities	149,768	184,057

Other liabilities:
Environmental liabilities, less current portion	163,516	161,849
Long-term obligations, less current maturities	148,045	147,209
Capital lease obligations, less current portion	3,880	3,412
Other long-term liabilities	8,253	18,055
Accrued pension cost	609	633

Total other liabilities	324,303	331,158

Commitments and contingent liabilities

Redeemable Series C Convertible Preferred Stock, $.01 par value: Authorized 25,000 shares; Issued and outstanding 0 and 25,000 shares, respectively, net of issuance costs and fair value of embedded derivative	—	15,631

Total stockholders’ equity (deficit)	(3,030)	9,313

Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$471,041	$540,159

ENVIRONMENTAL SERVICES, INC.

1501 Washington Street • PO Box 859048 • Braintree, Massachusetts 02185-9048 • 800.282.0058 • www.cleanharbors.com